                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 7, 1995
                                                         ------------

                             Invacare Corporation
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            (Exact name of registrant as specified in its charter)


                                     Ohio
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                (State or other jurisdiction of Incorporation)


      0-12938                                      95-2680965
- ----------------------                    --------------------------------
 (Commission File No.)                    (IRS Employer Identification No.)


   899 Cleveland Street, Elyria, Ohio                44036
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (216) 329-6000
                                                      -------------
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Item 5.  Other Events
- ---------------------
                 On July 7, 1995 Invacare Corporation (the "Company") announced that its Board of Directors had redeemed the shareholder rights issued by the Company in 1991 and also adopted a new shareholder rights purchase plan. The announcement of these actions is described in the attached press release filed as Exhibit 1 and incorporated herein.

Item 7.  Exhibits
- -----------------
                 1. Press release dated July 7, 1995 announcing the redemption of shareholder rights and adoption of new shareholder rights purchase plan.
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                                   SIGNATURE



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INVACARE CORPORATION
                                        (Registrant)



                                        By  /s/ Thomas R. Miklich
                                           ----------------------------------
                                            Thomas R. Miklich
                                            Chief Financial Officer



Date:  July 25, 1995



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                                                             FORM 8-K

                                                           Exhibit Index




Exhibit
Number                            Description                                       Page No.
- -------                           -----------                                       --------
1                         Press Release dated April 2, 1991                            5
                          announcing the redemption of
                          shareholder rights and adoption of
                          new shareholder rights purchase
                          plan.

NEWS FROM NEWS FROM NEWS FROM                   [INVACARE LOGO]
                                                Innovation in Health Care


                      INVACARE DIRECTORS REDEEM RIGHTS;
                  ADOPT NEW SHAREHOLDER RIGHTS PURCHASE PLAN

        ELYRIA, Ohio, July 7 /PRNewswire/ -- Invacare Corporation (Nasdaq-NNM:
IVCR) today announced that its Board of Directors has redeemed the Shareholder Rights issued by Invacare in 1991 and also adopted a new Shareholder Rights Purchase Plan. The redemption is effective immediately. Under the terms of the redemption, shareholders of record on July 17, 1995 will receive for each Invacare Common or Class B Common Share held on such date, one-half of one cent per share.
        Under terms of the new Plan, shareholders of record on July 18, 1995 will receive for each Invacare Common or Class B Common Share held on such date, a Right to purchase one-tenth of one Common Share from the company at a price of $16.00 per one-tenth share, subject to adjustment, provided a person or group first acquires at least 30 percent of the company's total voting power or begins a tender offer for shares representing 30 percent or more of Invacare's total voting power.
        A. Malachi Mixon III, Chairman, President and Chief Executive Officer, noted that the new Rights retain all the major features of the previous Rights, except that each Right is to purchase one-tenth share at $16.00 per one-tenth share. This change, he noted, was made in response to the increase in the market price of the company's common shares. Mixon further noted that the actions by the Board of Directors are not in response to any current takeover attempt.
        Invacare is the world's leading manufacturer and distributor of home medical equipment. The company's headquarters are located in Elyria, Ohio with manufacturing facilities in the United States, Canada, Mexico, New Zealand, Germany, France and the United Kingdom. Products are distributed worldwide through a network of more than 10,000 provider locations.

CONTACT: Thomas R. Miklich of Invacare Corporation, 216-329-6111/(IVCR)

         P.O. BOX 4028 / 899 CLEVELAND STREET / ELYRIA, OH 44036-2125
                   PHONE: 216-329-6000 / FAX: 216-366-9008